Exhibit 99.1

ServisFirst Bancshares, Inc. NASDAQ: SFBS August 2017

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . In addition, ServisFirst Bancshares, Inc . may file or furnish documents with the Securities and Exchange Commission which contain forward - looking statements and management may make forward - looking statements orally to analysts, investors, representatives of the media and others . These statements are based on the current beliefs and expectations of ServisFirst Bancshares, Inc . ’s management and are subject to significant risks and uncertainties . Actual results may differ from those set forth in the forward - looking statements . Factors that could cause ServisFirst Bancshares, Inc . ’s actual results to differ materially from those described in the forward - looking statements can be found in ServisFirst Bancshares, Inc . ’s Annual Report on Form 10 - K for the year ended December 31 , 2016 , and Quarterly Reports on Form 10 - Q for the quarters ended March 31 , 2017 , September 30 , 2016 , and June 30 , 2016 which have been filed with the Securities and Exchange Commission and which are available on ServisFirst Bancshares, Inc . ’s website ( www . servisfirstbank . com ) and on the Securities and Exchange Commission’s website ( www . sec . gov ) . ServisFirst Bancshares, Inc . does not undertake to update the forward - looking statements to reflect the impact of circumstances or events that may arise after the date of the forward - looking statements . ▪ Non - GAAP Financial Measures This presentation includes non - GAAP financial measures . Information about any such non - GAAP financial measures, including a reconciliation of those measures to GAAP, can be found in the presentation . 2

ServisFirst at a Glance Overview ▪ Founded in 2005 in Birmingham, AL ▪ Single bank BHC High - Performing Metropolitan Commercial Bank ▪ Total Assets (1) : $6.3 billion ▪ Stockholders’ Equity (1) : $567 million High Growth Coupled with Pristine Credit Metrics (3) ▪ Gross Loans CAGR: 22% ▪ Total Deposits CAGR: 20% ▪ Net Income for Common CAGR: 29% ▪ Diluted EPS CAGR: 21% 3 ▪ ROAA (2) : 1.50% ▪ Efficiency Ratio (2) : 36.88% 1) As of June 30, 2017 2) For six months ended June 30, 2017 3) 5 - year compounded annual growth rate calculated from December 31, 2011 to December 31, 2016 ▪ NPAs / assets (1) : 0.23% ▪ NPLs / loans (1) : 0.21%

Our Business Strategy ▪ Simple business model – Loans and deposits are primary drivers, not ancillary services ▪ Limited branch footprint – Technology provides efficiency ▪ Big bank products and bankers – With the style of service and delivery of a community bank ▪ Core deposit focus coupled with C&I lending emphasis ▪ Scalable, decentralized business model – Regional CEOs drive revenue ▪ Opportunistic expansion, attractive geographies – Teams of the best bankers in each metropolitan market ▪ Disciplined growth company that sets high standards for performance 4

Opportunistic Expansion ▪ Identify great bankers in attractive markets – Focus on people as opposed to places – Target minimum of $300 million in assets within 3 years – Best bankers in growing markets ▪ Market strategies – Regional CEOs execute simple business model – Back office support and risk management infrastructure – Non - legal board of directors comprised of key business people – Provide professional banking services to mid - market commercial customers that have been neglected or pushed down to branch personnel by national and other larger regional banks ▪ Opportunistic future expansion – Southern markets, metropolitan focus – Draw on expertise of industry contacts 5

Milestones 6 ▪ Founded in May 2005 with initial capital raise of $35 million ▪ Reached profitability during the fourth quarter of 2005 and have been profitable every quarter since ▪ Achieved total asset milestones of $1 billion in 2008, $2 billion in 2011, $3 billion in 2013, $4 billion in 2014, $5 billion in 2015, and $6 billion in 2016 2014 May ’05: Founded in Birmingham, AL June ’07: Montgomery, AL March ’11: Correspondent Banking April ’13: Mobile, AL May ’14: NASDAQ listed August ’06: Huntsville, AL September ’08: Dothan, AL April ’11: Pensacola, FL April ’13: Nashville, TN February ‘15: Metro Bank Acquisition January ’15: Charleston, SC 2015 2012 2013 2011 2010 2009 2008 2007 2006 2005 January ’16: Tampa Bay, FL 2017 2016

Our Footprint 7 • ServisFirst Branches (20)

Our Regions 8 1) Represents metropolitan statistical areas (MSAs) 2) As of May 2017 3) As reported by the FDIC as of 6/30/2016 4) Represents two full service offices and one loan production office; LPO opened in January 2017 5) Opened in January 2016 as a loan production office; converted to full service office in March 2017 Total Branches (2) Total MSA Deposits (3) ($ in billions) Market Share (3) (%) 3 40.1 5.1 2 7.7 6.5 2 7.5 9.9 3 6.6 3.0 2 3.1 16.1 1 76.0 - 2 5.4 5.5 1 52.1 0.3 Atlanta - Sandy Springs - Roswell 3 179.0 0.1 Charleston 1 12.4 0.5 20 389.9Total Nashville Montgomery Dothan Mobile (4) Florida Tampa - St. Petersburg - Clearwater (5) Region (1) Alabama Georgia South Carolina Birmingham - Hoover Huntsville Pensacola - Ferry Pass - Brent Tennessee

Our Business Model ▪ “Loan making and deposit taking” – Traditional commercial banking services – No emphasis on non - traditional business lines ▪ Culture of cost control – “Branch light,” with $284 million (1) average deposits per banking center – Leverage technology and centralized infrastructure – Headcount focused on production and risk management – Key products; including remote deposit capture, cash management, remote currency manager – Outsource selected functions ▪ C&I lending expertise – 40% of gross loans – Target customers: privately held businesses $2 to $250 million in annual sales, professionals, affluent consumers 9 1) Includes branches that have been open for a minimum of one year

Scalable, Decentralized Structure ▪ Local decision - making – Emphasize local decision - making to drive customer revenue – Centralized, uniform risk management and support – Conservative local lending authorities, covers most lending decisions ▪ Geographic organizational structure (as opposed to line of business structure) ▪ Regional CEOs empowered and held accountable – Utilize stock based compensation to align goals ▪ Top - down sales culture – Senior management actively involved in customer acquisition 10

Correspondent Banking Footprint 11

Our Management Team Thomas A. Broughton, III President and Chief Executive Officer ▪ Previously President and CEO of First Commercial Bank (acquired by Synovus Financial, 1992); subsequently, regional CEO for Synovus ▪ American Banker’s 2009 Community Banker of the Year ▪ 62 years old 12 William M. Foshee EVP and Chief Financial Officer ▪ Previously Chief Financial Officer of Heritage Financial Holding Corporation ▪ Certified public accountant ▪ 62 years old Clarence C. Pouncey , III EVP and Chief Operating Officer ▪ Previously with Wachovia; oversaw production functions in Alabama, Arizona, Tennessee and Texas ▪ Previously SVP of SouthTrust Bank ▪ 60 years old Don G. Owens SVP and Chief Credit Officer ▪ Previously Senior Vice President and Senior Loan Administrator, BBVA - Compass ▪ 65 years old Rodney E. Rushing EVP, Correspondent Banking Executive ▪ Previously Executive Vice President of Correspondent Banking, BBVA - Compass ▪ 59 years old ▪ Management team and Board of Directors own approximately 14% of fully - diluted shares

Our Regions Rex D. McKinney EVP and Regional CEO Pensacola ▪ Previously EVP/Senior Commercial Lender for First American Bank/Coastal Bank and Trust ( Synovus ) ▪ 54 years old 13 Andrew N. Kattos EVP and Regional CEO Huntsville ▪ Previously EVP/Senior Lender for First Commercial Bank ▪ 48 years old Kenneth L. Barber EVP and Regional CEO Atlanta ▪ Previously founding Chairman and CEO of Metro Bancshares ▪ 62 years old William “Bibb” Lamar EVP and Regional CEO Mobile ▪ Previously CEO of BankTrust for over 20 years ▪ 73 years old George C. Barker EVP and Regional CEO Montgomery ▪ Previously Group President for Regions Bank Southeast Alabama Bank Group ▪ 69 years old B. Harrison Morris EVP and Regional CEO Dothan ▪ Previously Market President of Wachovia’s operation in Dothan ▪ 41 years old Greg Bryant EVP and Regional CEO Tampa Bay ▪ Previously President and CEO of Bay Cities Bank in Tampa Bay ▪ 53 years old Thomas G. Trouche EVP and Regional CEO Charleston ▪ Previously Executive Vice President Coastal Division for First Citizens Bank ▪ 53 years old Bradford Vieira EVP and Regional CEO Nashville ▪ Previously SVP and Commercial Banking Manager at ServisFirst Bank ▪ 41 years old

Financial Results

Balance Sheet Growth 15 5 - year (1) CAGR = 22% 5 - year (1) CAGR = 20% Gross Loans ($mm) Total Deposits ($mm) ▪ Organic growth of gross loans and total deposits in the 20% range ▪ 5 - year (1) CAGR of non - interest bearing deposits = 25% ▪ 5 - year (1) CAGR of C&I loans = 20% $1,831 $2,363 $2,859 $3,360 $4,216 $4,912 $5,344 2011 2012 2013 2014 2015 2016 6/30/17 1) 5 – year CAGR = 12/31/2011 – 12/31/2016 $2,144 $2,512 $3,020 $3,398 $4,224 $5,420 $5,395 2011 2012 2013 2014 2015 2016 6/30/17

▪ Rare combination of balance sheet growth and earnings power ▪ EPS growth includes impact of $55.1 million of common stock issued in five private placements as we entered new markets and $56.9 from the initial public offering Income Growth 16 5 - year (1) CAGR = 29% 5 - year (1) CAGR = 21% Net Income Available to Common Stockholders ($mm) Diluted Earnings Per Common Share $23.2 $34.0 $41.2 $51.9 $63.3 $81.4 $46.7 2011 2012 2013 2014 2015 2016 6/30/17 0.59 0.83 0.95 1.05 1.20 1.52 0.86 2011 2012 2013 2014 2015 2016 6/30/17 1) 5 – year CAGR = 12/31/2011 – 12/31/2016

▪ Primary focus on building core deposits, highlighted by non - interest bearing accounts and non - reliance on CDs ▪ C&I lending expertise within a well balanced loan portfolio Balance Sheet Makeup 17 Deposit Mix (1) 0.64% Cost of Interest Bearing Deposits (2) Loan Portfolio (1) 4.60% Yield on Loans (2) 1) As of June 30, 2017 2) Average for the three months ended June 30, 2017 Commercial & industrial 40% CRE owner occupied 24% CRE non - owner occupied 17% Consumer mortgage 10% Real estate - construction 8% Consumer 1% Non - interest bearing 25% CDs 10% NOW, Money market, and savings 65%

Loan Growth by Region 18 12/31/2016 6/30/2017 YTD Growth 2017 Annualized Growth Rate Birmingham, AL 2,155,907$ 2,299,024$ 143,117$ 13% Dothan, AL 479,623$ 524,122$ 44,499$ 19% Nashville, TN 403,490$ 446,645$ 43,155$ 22% Charleston, SC 126,831$ 165,601$ 38,770$ 62% Huntsville, AL 490,926$ 529,400$ 38,474$ 16% Mobile, AL 287,273$ 319,230$ 31,957$ 22% Atlanta, GA 188,597$ 220,089$ 31,492$ 34% Tampa Bay, FL 68,966$ 97,965$ 28,999$ 85% Montgomery, AL 369,412$ 396,111$ 26,699$ 15% Pensacola, FL 340,745$ 345,501$ 4,756$ 3% Total Loans 4,911,770$ 5,343,688$ 431,918$ 18% Dollars in Thousands Region

Loan Growth by Type 19 Dollars in Thousands Loan Type 12/31/2016 6/30/2017 1,982,267$ 2,115,998$ 133,731$ 31% 335,085$ 401,875$ 66,790$ 15% Owner-Occupied Commercial 1,171,719$ 1,265,230$ 93,511$ 22% 1-4 Family Mortgage 536,805$ 565,121$ 28,316$ 7% Other Mortgage 830,683$ 940,239$ 109,556$ 25% Subtotal: Real Estate - Mortgage 2,539,207$ 2,770,590$ 231,383$ 54% 55,211$ 55,225$ 14$ 0% Total Loans 4,911,770$ 5,343,688$ 431,918$ YTD Growth by Loan Type % of YTD Growth Real Estate - Mortgage: Commercial, Financial and Agricultural Real Estate - Construction Consumer

Credit Trends 20 (In Thousands) 2011 2012 2013 2014 2015 2016 6/30/2017 1-4 Family Construction Speculative 30,301$ 24,962$ 16,403$ 13,608$ 25,794$ 27,835$ 30,901$ 1-4 Family Construction Sold 11,159$ 21,607$ 21,414$ 28,124$ 29,086$ 45,051$ 49,391$ Resi Acquisition & Development 31,400$ 20,949$ 20,474$ 20,009$ 18,693$ 17,681$ 30,833$ Multifamily Permanent 28,481$ 39,800$ 38,601$ 54,725$ 71,217$ 92,052$ 98,401$ Residential Lot Loans 30,115$ 25,160$ 20,418$ 25,630$ 27,844$ 23,138$ 21,182$ Commercial Lots 10,067$ 10,054$ 9,479$ 16,007$ 17,986$ 25,618$ 33,974$ Raw Land 24,961$ 27,063$ 24,686$ 30,124$ 60,360$ 37,228$ 39,503$ Commercial Construction 14,801$ 26,565$ 50,389$ 76,904$ 72,807$ 158,537$ 189,614$ Other CRE Income Property 160,080$ 219,873$ 273,806$ 341,262$ 517,416$ 640,793$ 712,796$ Total CRE (Excluding O/O CRE) 341,365$ 416,034$ 475,671$ 606,394$ 841,203$ 1,067,930$ 1,206,595$ Total Risk-Based Capital 246,334$ 287,136$ 343,904$ 458,073$ 530,688$ 616,415$ 659,303$ CRE as % of Total Capital 139% 145% 138% 132% 159% 173% 183% Total Gross Loans 1,830,742$ 2,363,182$ 2,858,868$ 3,359,858$ 4,216,375$ 4,911,770$ 5,343,688$ CRE as % of Total Portfolio 19% 18% 17% 18% 20% 22% 23% CRE Owner Occupied 398,601$ 568,041$ 710,372$ 793,917$ 1,014,669$ 1,171,719$ 1,272,659$ CRE OO as % of Total Portfolio 22% 24% 25% 24% 24% 24% 24% CRE OO as % of Total Capital 162% 198% 207% 173% 191% 190% 193% AD&C 151,218$ 158,361$ 151,868$ 208,769$ 243,267$ 335,085$ 395,398$ AD&C as % of Total Capital 61% 55% 44% 46% 46% 54% 60% AD&C as % of Total Portfolio 8% 7% 5% 6% 6% 7% 7% Year Ended December 31, Commercial Real Estate Trends Acquisition, Development, & Construction Trends

▪ Strong loan growth while maintaining asset quality discipline Credit Quality 21 Allowance for Loan Losses / Total Loans Net Charge Offs / Total Average Loans Non - Performing Assets / Total Assets Non - Performing Loans / Total Loans 1.06% 0.69% 0.64% 0.41% 0.26% 0.34% 0.23% 2011 2012 2013 2014 2015 2016 6/30/17 0.75% 0.44% 0.34% 0.30% 0.18% 0.34% 0.21% 2011 2012 2013 2014 2015 2016 6/30/17 0.32% 0.24% 0.33% 0.17% 0.13% 0.11% 0.24% 2011 2012 2013 2014 2015 2016 6/30/17 1.20% 1.11% 1.07% 1.06% 1.03% 1.06% 1.03% 2011 2012 2013 2014 2015 2016 6/30/17

▪ Consistent earnings results and strong momentum Profitability Metrics 22 Core Return on Average Assets (1) Core Return on Average Equity (1) Core Return on Average Common Equity (1) Net Interest Margin 1) Core measures in 2015 exclude merger expenses related to the acquisition of Metro Bancshares, Inc. and reserves for losses in un funded loan commitments and letters of credit resulting from our change in methodology for estimating such losses, and in the first quarter of 2014 resulting from a correction of our accounting for vested stock optio ns previously granted to members of our advisory boards in our markets. For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Mea sures" included on page 33 of this presentation. 1.11% 1.30% 1.31% 1.44% 1.42% 1.42% 1.50% 2011 2012 2013 2014 2015 2016 6/30/17 17.01% 19.41% 18.30% 16.74% 15.73% 16.63% 17.23% 2011 2012 2013 2014 2015 2016 6/30/17 3.79% 3.80% 3.80% 3.68% 3.75% 3.42% 3.65% 2011 2012 2013 2014 2015 2016 6/30/17 14.73% 15.81% 15.54% 15.00% 14.96% 16.64% 17.24% 2011 2012 2013 2014 2015 2016 6/30/17

▪ Our operating structure and business strategy enable efficient, profitable growth Efficiency 23 Core Efficiency Ratio (1) and Core Non - interest Expense / Average Assets (1) (1) (1) 45.54% 41.54% 38.78% 38.86% 40.73% 39.47 36.88% 1.79% 1.64% 1.51% 1.47% 1.56% 1.41 1.39% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2011 2012 2013 2014 2015 2016 6/30/2017 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% Core Efficiency Ratio Core Non-interest Expense / Average Assets 1) Core measures in 2015 exclude merger expenses related to the acquisition of Metro Bancshares, Inc . and reserves for losses in unfunded loan commitments and letters of credit resulting from our change in methodology for estimating such losses, and in the first quarter of 2014 resulting from a correction of our accounting for vested stock options previously granted to members of our advisory boards in our markets . For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures" included on page 33 of this presentation .

Interest Rate Risk Profile 24 Change in Net Interest Income Scenario Based on parallel shift in yield curve and a dynamic balance sheet Variable - rate Loans 51% of loans are variable rate Deposit Mix 25% of deposits are held in non - interest bearing demand deposit accounts 5.68% 1.69% 3.22% 9.70% 9.01% 14.09% (4.00%) (2.00%) 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Up 100 bps Up 200 bps Up 300 bps Year 1 Year 2

Appendix

Our Regions: Centers for Continued Growth Birmingham, AL ▪ Key Industries: Metals manufacturing, finance, insurance, healthcare services and distribution ▪ Key Employers: Protective Life, HealthSouth Corporation, Vulcan Materials Company, AT&T, and University of Alabama at Birmingham Huntsville, AL ▪ Key Industries: U.S. government, aerospace/defense, commercial and university research ▪ Key Employers: U.S. Army/Redstone Arsenal, Boeing Company, NASA/Marshall Space Flight Center, Intergraph Corporation, ADTRAN, Northrop Grumman, Cinram, SAIC, DirecTV, Lockheed Martin, and Toyota Motor Manufacturing Montgomery, AL ▪ Key Industries : U.S. and state government, U.S. Air Force , automotive manufacturing ▪ Key Employers: Maxwell Gunter Air Force Base, State of Alabama, Baptist Health Systems, Hyundai Motor Manufacturing, and MOBIS Alabama 26

Our Regions: Centers for Continued Growth (cont.) Dothan, AL ▪ Key Industries: Agriculture, manufacturing, and healthcare services ▪ Key Employers: Southeast Alabama Medical Center, Wayne Farms, Southern Nuclear, Michelin Tire, Pemco World Air Services, Globe Motors, and AAA Cooper Transportation Pensacola, FL ▪ Key Industries: Military, health services, medical technology industries, and tourism ▪ Key Employers: Eglin Air Force Base, Hurlburt Field, Pensacola Whiting Field, Pensacola Naval Air Station and Corry Station, Sacred Heart Health System, West Florida Regional Hospital, Gulf Power Company, University of West Florida, Solutia, and GE Wind Energy Mobile, AL ▪ Key Industries: Aircraft assembly, aerospace, steel, ship building, maritime, construction, medicine, and manufacturing ▪ Key Employers: Port of Mobile, Infirmary Health Systems, Austal USA, Brookley Aeroplex , ThyssenKrupp, Infirmary Health Systems, University of South Alabama, ST Aerospace Mobile, and EADS 27

Our Regions: Centers for Continued Growth (cont.) Nashville, TN ▪ Key Industries: Healthcare, manufacturing, transportation, and technology ▪ Key Employers: HCA Holdings, Nissan North America, Dollar General Corporation, Asurion , and Community Health Systems Charleston, SC ▪ Key Industries: Maritime, information technology, higher education, military, manufacturing, and tourism ▪ Key Employers: Joint Base Charleston, Medical University of South Carolina, Roper St. Francis Healthcare, Boeing Company, Robert Bosch LLC, Blackbaud , and SAIC Atlanta, GA ▪ Key Industries: Logistics, media, information technology, and entertainment ▪ Key Employers: Coca - Cola Company, Home Depot, Delta Air Lines, AT&T Mobility, UPS, Newell - Rubbermaid, Cable News Network, and Cox Enterprises Tampa Bay, FL ▪ Key Industries: Defense, financial services, information technology, healthcare, transportation, manufacturing, and tourism ▪ Key Employers: Baycare Health System, University of South Florida, Tech Data, Raymond James Financial, Jabil Circuit, HSN, WellCare Health Plans, and Teco Energy 28

Tax Credit Partnership Investments The Bank has invested in three types of tax credit partnerships which provide loan opportunities and allow for the recognition of tax credits ▪ New Market Tax Credit – designed to encourage private sector equity investments in low income communities ▪ Low Income Housing Tax Credits – designed to encourage private sector investment in the development of affordable rental housing ▪ Historical Tax Credits – designed to encourage the preservation and reuse of historic buildings 29

Our Financial Performance: Key Operating and Performance Metrics 30 2009 2010 2011 2012 2013 2014 2015 2016 6/30/17 Balance Sheet Total Assets $1,573 $1,935 $2,461 $2,906 $3,521 $4.099 $5.096 $6.370 $6.330 Net Loans $1,192 $1,377 $1,809 $2,337 $2,828 $3.324 $4.173 $4.860 $5.289 Deposits $1,432 $1,759 $2,144 $2,512 $3,020 $3.398 $4.224 $5.420 $5.395 Loans / Deposits 84% 79% 85% 94% 95% 99% 99% 90% 98% Total Equity $98 $117 $196 $233 $297 $407 $449 $523 $567 Profitability Net Income $5.9 $17.4 $23.4 $34.4 $41.6 $52.3 $63.5 $81.5 $46.7 Net Income Available to Common $5.9 $17.4 $23.2 $34.0 $41.2 $51.9 $63.3 $81.4 $46.7 Core Net Income Available to Common (1) $5.9 $17.4 $23.2 $34.0 $41.2 $53.6 $65.0 $81.4 $46.7 Core ROAA (1) 0.43% 1.04% 1.12% 1.31% 1.32% 1.44% 1.42% 1.42% 1.50% Core ROAE (1) 6.33% 15.86% 14.86% 15.99% 15.70% 15.00% 14.96% 16.64% 17.24% Core ROACE (1) 6.33% 15.86% 17.01% 19.41% 18.30% 16.74% 15.73% 16.63% 17.23% Net Interest Margin 3.31% 3.94% 3.79% 3.80% 3.80% 3.68% 3.75% 3.42% 3.65% Core Efficiency Ratio (1) 59.93% 45.51% 45.54% 41.54% 38.78% 38.86% 40.73% 39.47% 36.88% Capital Adequacy Tangible Common Equity to Tangible Assets (2) 6.20% 6.05% 6.35% 6.65% 7.31% 8.96% 8.54% 7.99% 8.75% Common Equity Tier 1 Capital Ratio NA NA NA NA NA NA 9.72% 9.78% 9.72% Tier I Leverage Ratio 6.97% 7.77% 9.17% 8.43% 8.48% 9.91% 8.55% 8.22% 8.88% Tier I Capital Ratio 8.89% 10.22% 11.39% 9.89% 10.00% 11.75% 9.73% 9.78% 9.73% Total Risk-Based Capital Ratio 10.48% 11.82% 12.79% 11.78% 11.73% 13.38% 11.95% 11.84% 11.67% Asset Quality NPAs / Assets 1.57% 1.10% 1.06% 0.69% 0.64% 0.41% 0.26% 0.34% 0.23% NCOs / Average Loans 0.60% 0.55% 0.32% 0.24% 0.33% 0.17% 0.13% 0.11% 0.24% Loan Loss Reserve / Gross Loans 1.24% 1.30% 1.20% 1.11% 1.07% 1.06% 1.03% 1.06% 1.03% Per Share Information Common Shares Outstanding 33,080,892 33,164,892 35,593,092 37,612,872 44,100,072 49,603,036 51,945,396 52,636,896 52,909,362 Book Value per Share $2.95 $3.53 $4.39 $5.14 $5.83 $7.41 $8.65 9.93 10.72 Tangible Book Value per Share (2) $2.95 $3.53 $4.39 $5.14 $5.83 $7.41 $8.35 9.65 10.44 Diluted Earnings per Share $0.17 $0.47 $0.59 $0.83 $0.95 $1.05 $1.20 1.52 0.86 Core Diluted Earnings per Share (1) $0.17 $0.47 $0.59 $0.83 $0.95 $1.08 $1.23 1.52 0.86 For the Year Ended December 31, Dollars in Millions Except per Share Amounts 1) Core measures in 2015 exclude merger expenses related to the acquisition of Metro Bancshares, Inc. and reserves for losses in un funded loan commitments and letters of credit resulting from our change in methodology for estimating such losses, and in the first quarter of 2014 resulting from a correction of our accounting for vested stock options previous ly granted to members of our advisory boards in our markets. For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures " included on page 33 of this presentation. 2) Non - GAAP financial measures . "Tangible Common Equity to total tangible Assets" and "Tangible Book value per Share" are not measures of financial performance recognized by generally accepted accounting principles in the United States, or GAAP .

Our Financial Performance: Asset Quality 31 Dollars in Thousands 2009 2010 2011 2012 2013 2014 2015 2016 6/30/2017 Nonaccrual Loans: 1-4 Family 265 202 670 453 1,878 1,596 198 74 921 Owner-Occupied Commercial Real Estate 909 635 792 2,786 1,435 683 -- -- 2,248 Other Real Estate Loans 615 -- 693 240 243 959 1,619 -- -- Commercial, Financial & Agricultural 2,032 2,164 1,179 276 1,714 172 1,918 7,282 4,417 Construction 8,100 10,722 10,063 6,460 3,749 5,049 4,000 3,268 2,377 Consumer -- 624 375 135 602 666 31 -- -- Total Nonaccrual Loans 11,921 14,347 13,772 10,350 9,621 9,125 7,766 10,624 9,963 Total 90+ Days Past Due & Accruing 267 -- -- 8 115 925 1 6,263 1,016 Total Nonperforming Loans 12,188 14,347 13,772 10,358 9,736 10,050 7,767 16,887 10,979 Other Real Estate Owned & Repossessions 12,525 6,966 12,305 9,721 12,861 6,840 5,392 4,988 3,891 Total Nonperforming Assets 24,713 21,313 26,077 20,079 22,597 16,890 13,159 21,875 14,870 Troubled Debt Restructurings (TDRs) (Accruing): 1-4 Family -- -- -- 1,709 8,225 -- -- -- 850 Owner-Occupied Commercial Real Estate 845 -- 2,785 3,121 -- -- -- -- 3,664 Other Real Estate Loans -- -- 331 302 285 1,663 253 204 -- Commercial, Financial & Agricultural -- 2,398 1,369 1,168 962 6,632 6,618 354 7,205 Construction -- -- -- 3,213 217 -- -- -- 997 Consumer -- -- -- -- -- -- -- -- -- Total TDRs (Accruing) 845 2,398 4,485 9,513 9,689 8,295 6,871 558 12,716 Total Nonperforming Assets & TDRs (Accruing) 25,558 23,711 30,562 29,592 32,286 25,185 20,030 22,433 27,586 Total Nonperforming Loans to Total Loans 1.01% 1.03% 0.75% 0.44% 0.34% 0.30% 0.18% 0.34% 0.21% Total Nonperforming Assets to Total Assets 1.57% 1.10% 1.06% 0.69% 0.64% 0.41% 0.26% 0.34% 0.23% Total Nonperforming Assets & TDRs (Accruing) to Total Assets 1.62% 1.23% 1.24% 1.02% 0.92% 0.61% 0.39% 0.35% 0.44% Year Ended December 31,

Our Financial Performance: Loan Loss Reserve and Charge - Offs 32 Dollars in Thousands 2009 6/30/17   Allowance for Loan Losses:           Beginning of Year $ 10,602 $ 14,737 $ 18,077 $ 22,030 $ 26,258 $ 30,663 $ 35,629 $ 43,419 $ 51,893 Charge-Offs:           Commercial, Financial and Agricultural (2,616) (1,667) (1,096) (1,106) (1,932) (2,311) (3,802) (3,791) (5,922) Real Estate - Construction (3,322) (3,488) (2,594) (3,088) (4,829) (1,267) (667) (815) (40) Real Estate - Mortgage: (531) (1,775) (1,096) (660) (241) (1,965) (1,104) (380) (372) Consumer (207) (278) (867) (901) (210) (228) (171) (212) (108) Total Charge-Offs (6,676) (7,208) (5,653) (5,755) (9,012) (5,771) (5,744) (5,198) (6,442) Recoveries:           Commercial, Financial and Agricultural 0 97 361 125 66 48 279 49 206 Real Estate - Construction 108 53 180 58 296 322 238 76 30 Real Estate - Mortgage: 3 32 12 692 36 74 169 146 4 Consumer 15 16 81 8 11 34 1 3 1 Total Recoveries 126 198 634 883 409 478 687 274 241             Net Charge-Offs (6,550) (7,010) (5,019) (4,872) (8,603) (5,293) (5,057) (4,924) (6,201)             Provision for Loan Losses Charged to Expense 10,685 10,350 8,972 9,100 13,008 10,259 12,847 13,398 9,367             Allowance for Loan Losses at End of Period $ 14,737 $ 18,077 $ 22,030 $ 26,258 $ 30,663 $ 35,629 $ 43,419 $ 51,893 $ 55,059             As a Percent of Year to Date Average Loans:           Net Charge-Offs 0.60% 0.55% 0.32% 0.24% 0.33% 0.17% 0.13% 0.11% 0.24% Provision for Loan Losses 1.00% 0.81% 0.57% 0.45% 0.50% 0.34% 0.34% 0.30% 0.37% Allowance for Loan Losses As a Percentage of:         Loans 1.24% 1.30% 1.20% 1.11% 1.07% 1.06% 1.03% 1.06% 1.03% 2013 Year Ended December 31, 2012 2015   20162010 2011 2014

GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures 33 We recorded expenses of $2.1 million for the first quarter of 2015 related to the acquisition of Metro Bancshares, Inc. and t he merger of Metro Bank with and into the Bank, and recorded an expense of $500,000 resulting from the initial funding of reserves for unfunded loan commi tme nts as of March 31, 2015, consistent with guidance provided in the Federal Reserve Bank’s Inter - agency Policy Statement SR 06 - 17. We recorded a non - routine expense of $703,000 for the first quarter of 2014 resulting from the correction of our accounting for vested stock options previously gr ant ed to members of our advisory boards in our Dothan, Huntsville and Montgomery, Alabama markets. This change in accounting treatment is a non - cash it em and does not impact our operating activities or cash from operations. The non - GAAP financial measures included in this presentation release of our results are “core net income available to common stockholders,” “core diluted earnings per share,” “core return on average assets” , “core retu rn on average common stockholders’ equity”, “core return on average stockholders’ equity”, “core efficiency ratio”, and “core non - interest expense.” Each of these seven core financial measures excludes the impact of the merger expenses, the initial funding of a reserve for unfunded loan commitments , a nd the non - routine expense attributable to the correction of our accounting for vested stock options. None of the other periods included in thi s p resentation are affected by such non - routine expenses. “Core net income available to common stockholders” is defined as net income available to common stockholders, adjusted by the ne t effect of the non - routine expense. “Core diluted earnings per share” is defined as net income available to common stockholders, adjusted by the net effect of th e n on - routine expense, divided by weighted average diluted shares outstanding. “Core return on average assets” is defined as net income, adjusted by the net effect of the non - routine expense, divided by aver age total assets. “Core return on average common stockholders’ equity” is defined as net income, adjusted by the net effect of the non - routine exp ense, divided by average common stockholders’ equity. “Core return of average stockholders’ equity” is defined as net income, adjusted by the net effect of the non - routine expense, d ivided by average total stockholders’ equity. “Core efficiency ratio” is defined as non - interest expense, adjusted by the effect of the non - routine expense, divided by the su m of net interest income and non - interest income. “Core non - interest expense” is defined as non - interest expense, adjusted by the effect of the non - routine expense. We believe these non - GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that these non - GAAP fi nancial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accor dan ce with GAAP, and they are not necessarily comparable to non - GAAP financial measures that other companies, including those in our industry, use. The f ollowing reconciliation table provides a more detailed analysis of the non - GAAP financial measures for the twelve month comparative periods ended Decemb er 31, 2015 and 2014 included in this presentation. Dollars are in thousands, except share and per share data.

GAAP Reconciliation 34 Dollars in Thousands $ 25,465 $ 21,601 Adjustments: Adjustment for non-routine expense 829 865 $ 26,294 $ 22,466 1.38% 1.39% $ 63,540 $ 52,377 Adjustments: Adjustment for non-routine expense 1,767 1,612 $ 65,307 $ 53,989 $ 4,591,861 $ 3,758,184 1.42% 1.44% 15.30% 14.43% $ 63,260 $ 51,946 Adjustments: Adjustment for non-routine expense 1,767 1,612 $ 65,027 $ 53,558 $ 413,445 $ 320,005 15.73% 16.74% $ 1.20 $ 1.05 52,885,108 49,636,442 $ 1.23 $ 1.08 $ 10.72 $ 9.93 $ 8.65 $ 7.41 567,086 522,889 449,147 367,255 Adjustments: Adjusted for goodwill and other identifiable intangible assets 14,855 14,996 15,330 - $ 552,231 $ 507,893 $ 433,817 $ 367,255 $ 10.44 $ 9.65 $ 8.35 $ 7.41 8.96% 8.21% 8.81% 9.94% $ 6,329,599 $ 6,370,448 $ 5,095,509 $ 4,098,679 Adjustments: Adjusted for goodwill and other identifiable intangible assets 14,855 14,996 15,330 - $ 6,314,744 $ 6,355,452 $ 5,080,179 $ 4,098,679 8.75% 7.99% 8.54% 8.96 % Average common stockholders' equity Core return on average common stockholders' equity Tangible book value per share As Of and For the Year Ended December 31, 2014 Book value per share As Of and For the Year Ended December 31, 2015 Provision for income taxes - GAAP Return on average assets - GAAP Core net income As Of and For the Year Ended December 31, 2016 As Of and For the Period Ended June 30, 2017 Stockholders' equity to total assets Total assets - GAAP Total tangible assets Tangible common equity to total tangible assets Core provision for income taxes Net income - GAAP Core diluted earnings per share Total common stockholders' equity - GAAP Tangible common stockholders' equity Average assets Core return on average assets Return on average common stockholders' equity Net income available to common stockholders - GAAP Earnings per share - diluted - GAAP Weighted average shares outstanding, diluted Core net income available to common stockholders